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                          SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C. 20549




                                       FORM 8-K




                                    CURRENT REPORT




                          Pursuant to Section 13 or 15(d) of
                         the Securities Exchange Act of 1934

                           Date of Report (Date of earliest
                                   event reported):
                                     May 29, 1997



                                    XYTRONYX, INC.
                          ----------------------------------
                (Exact name of registrant as specified in its charter)



                                       DELAWARE
                              --------------------------
                    (State or other jurisdiction of incorporation)

            0-14838                                  36-3258753
     ----------------------             ----------------------------------
    (Commission File Number)           (IRS Employer Identification Number)



                                 6730 Mesa Ridge Rd.
                                       Suite A
                             San Diego, California 92121
                       ----------------------------------------
                  (Address of principal executive offices) (Zip Code)



         Registrant's telephone number, including area code:  (619) 550-3900
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Item 5.  Other Events.

News release dated June 6, 1997, (the "PMA News Release") announcing that the Company received an approvable letter from the U.S. Food and Drug Administration
(FDA) for a premarket application (PMA) for the Periodontal Tissue Monitor
(PTM). The approval is contingent upon certain manufacturing requirements and labeling issues. The PMA News Release filed as Exhibit 99.57 hereto, is hereby incorporated into this Report by reference.

News release dated May 29, 1997, (the "Steri-Oss News Release") announcing that the Company signed a letter of intent with Steri-Oss, a leading dental implant company, for the distribution of the Company's Periodontal Tissue Monitor (PTM). Under the proposed five year agreement, Steri-Oss would be the exclusive distributor of PTM in North America and other countries, excluding Europe and Japan. The Steri-Oss News Release filed as Exhibit 99.58 hereto, is hereby incorporated into this Report by reference.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (c)  EXHIBITS.  The following exhibit accompanies this Report:

    Exhibit
    Number                        Exhibit Description
    -------                       -------------------
     99.57 News release dated June 6, 1997, (the "News Release") announcing that the Company received an approvable letter from the U.S. Food and Drug Administration
                        (FDA) for a    premarket application (PMA) for the
                        Periodontal Tissue Monitor   (PTM).  The approval is
                        contingent upon certain manufacturing requirements and labeling issues.

     99.58 News release dated May 29, 1997, (the "News Release") announcing that the Company signed a letter of intent with Steri-Oss, a leading dental implant company, for the distribution of the Company's Periodontal Tissue Monitor (PTM). Under the proposed five year agreement, Steri-Oss would be the exclusive distributor of PTM in North America and other countries, excluding Europe and Japan.



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                                      SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       XYTRONYX, INC.


                                       By: /s/ James Hertzog
                                           -----------------------
                                       James Hertzog
Date: June 10, 1997                    Controller-Principal Accounting Officer



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                                  INDEX TO EXHIBITS



Exhibit                                                         Sequentially
Number        Description Of Exhibit                            Numbered Page
-------       ----------------------                            -------------

99.57    News release dated June 6, 1997, (the "PMA
         News Release") announcing that the Company
         received an approvable letter from the U.S. Food
         and Drug Administration (FDA) for a premarket
         application (PMA) for the Periodontal Tissue
         Monitor (PTM).  The approval is contingent upon
         certain manufacturing requirements and labeling
         issues.
99.58
         News release dated May 29, 1997, (the "Steri-Oss
         News Release") announcing that the Company signed a letter of intent with Steri-Oss, a leading dental implant company, for the distribution of the Company's Periodontal Tissue Monitor (PTM) which is under FDA review. Under the proposed five year agreement, Steri-Oss would be the exclusive distributor of PTM in North America and other countries, excluding Europe and Japan.



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